SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2008

JADE ART GROUP INC.

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-137134 (Commission File No.)	71-1021813 (IRS Employer Identification No.)

#35, Baita Zhong Road, Yujiang County, Jiangxi Province, P.R. of China (Address of principal executive offices)	335200 (Zip Code)

Registrant’s telephone number, including area code: 011-86-701-5881082

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

On May 14, 2008, Jade Art Group Inc. (the "Company") issued a press release announcing it had been informed by NASDAQ that its ticker symbol was being changed from JADG to JADA, effective as of the open of business on May 15, 2008. The ticker symbol is being changed in connection with the market effective date of the Company’s previously announced one-for-three reverse stock split.  A copy of the press release is attached as Exhibit 99.1 to this current report.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1           Press release, dated May 14, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 2008

JADE ART GROUP INC.

By:	/s/ HUA-CAI SONG
Hua-Cai Song Chief Executive Officer

 INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated May 14, 2008.